Exhibit 99.2

Supplemental Information SECOND QUARTER 2020

COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Net Income to Funds from Operations 5 Debt Summary 6 Debt Maturity Schedule 7 Pro Forma Net Debt /Annualized Adjusted EBITDA 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Pro Forma Gross Assets and Actual Revenue by Asset Type, Operator, State and Country 10 EBITDARM to Rent Coverage 13 Summary of Acquisitions and Development Projects 14 FINANCIAL STATEMENTS Consolidated Statements of Income 15 Consolidated Balance Sheets 16 Unconsolidated Joint Venture Investments 17 TABLE OF CONTENTS FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; potential impact from COVID-19 on our tenants/borrowers and the related impact to us; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report. Certain information in the supplemental package is shown pro forma for the consummation of pending transactions. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. There is no assurance that the pending transactions will occur. On the cover: HM University Sanchinarro Hospital, an acute care hospital operated by HM Hospitales in Madrid, Spain. Page 2: The Victorian Rehabilitation Centre operated by Healthscope. MEDICALPROPERTIESTRUST.COM Q2 2020 | SUPPLEMENTAL INFORMATION 2

Chairman, President and Chief Executive Officer Executive Vice President and Chief Financial Officer Executive Vice President, Chief Operating Officer and Secretary Vice President, Controller and Chief Accounting Officer Vice President, Managing Director of Asset Management and Underwriting Vice President, International Acquisitions Vice President, Treasurer and Managing Director of Capital Markets Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospitals with approximately 390 facilities and roughly 42,000 licensed beds in nine countries and across four continents. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. COMPANY OVERVIEW 3 OFFICERS Edward K. Aldag, Jr. R. Steven Hamner Emmett E. McLean J. Kevin Hanna Rosa H. Hooper R. Lucas Savage Charles R. Lambert BOARD OF DIRECTORS Edward K. Aldag, Jr. G. Steven Dawson R. Steven Hamner Caterina A. Mozingo Elizabeth N. Pitman D. Paul Sparks, Jr. Michael G. Stewart C. Reynolds Thompson, III CORPORATE HEADQUARTERS Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 (205) 969-3756 (fax) www.medicalpropertiestrust.com Q2 2020 | SUPPLEMENTAL INFORMATION MPT Officers: Charles R. Lambert, Rosa H. Hooper, R. Lucas Savage, Edward K. Aldag, Jr., R. Steven Hamner, Emmett E. McLean and J. Kevin Hanna. MEDICALPROPERTIESTRUST.COM

INVESTOR RELATIONS Drew Babin Senior Managing Director of Corporate Communications (646) 884-9809 dbabin@medicalpropertiestrust.com COMPANY OVERVIEW (continued) Tim Berryman Managing Director of Investor Relations (205) 397-8589 tberryman@medicalpropertiestrust.com TRANSFER AGENT American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219 STOCK EXCHANGE LISTING AND TRADING SYMBOL New York Stock Exchange (NYSE): MPW SENIOR UNSECURED DEBT RATINGS Moody’s – Ba1 Standard & Poor’s – BBBQ2 2020 | SUPPLEMENTAL INFORMATION MEDICALPROPERTIESTRUST.COM Above: Saint Luke’s Community Hospital, an acute care hospital in Kansas City, Kansas. 4

MEDICALPROPERTIESTRUST.COM FINANCIAL INFORMATION RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) June 30, 2020 June 30, 2019 June 30, 2020 June 30, 2019 FFO INFORMATION: Net income attributable to MPT common stockholders $ 109,468 $ 79,438 $ 190,460 $ 155,260 Participating securities’ share in earnings (487) (446) (951) (922) Net income, less participating securities’ share in earnings $ 108,981 $ 78,992 $ 189,509 $ 154,338 Depreciation and amortization 71,823 40,407 142,325 80,261 Loss on sale of real estate 3,101 147 1,776 147 Real estate impairment charges - - 19,006 - Funds from operations $ 183,905 $ 119,546 $ 352,616 $ 234,746 Write-off of straight-line rent and other, net of tax 1 9,241 406 26,958 3,002 Non-cash fair value adjustments (3,590) - 10,605 - Unutilized financing fees - 914 611 914 Normalized funds from operations $ 199,556 $ 120,866 # $ 390,790 $ 238,662 Share-based compensation 12,192 6,317 22,228 13,032 Debt costs amortization 3,428 2,188 6,837 4,255 Rent deferral (7,240) - (7,240) - Straight-line rent revenue and other (50,860) (29,508) (100,474) (57,558) Adjusted funds from operations $ 157,076 $ 99,863 $ 312,141 $ 198,391 PER DILUTED SHARE DATA: Net income, less participating securities’ share in earnings $ 0.21 $ 0.20 $ 0.36 $ 0.40 Depreciation and amortization 0.14 0.10 0.27 0.20 Loss on sale of real estate - - - - Real estate impairment charges - - 0.04 - Funds from operations $ 0.35 $ 0.30 $ 0.67 $ 0.60 Write-off of straight-line rent and other, net of tax 0.03 - 0.05 0.01 Non-cash fair value adjustments - - 0.02 - Unutilized financing fees - 0.01 - - Normalized funds from operations $ 0.38 $ 0.31 $ 0.74 $ 0.61 Share-based compensation 0.02 0.02 0.04 0.03 Debt costs amortization - - 0.01 0.01 Rent deferral (0.01) - (0.01) - Straight-line rent revenue and other (0.09) (0.08) (0.19) (0.14) Adjusted funds from operations $ 0.30 $ 0.25 $ 0.59 $ 0.51 For the Three Months Ended For the Six Months Ended Notes: (A) Certain line items above (such as real estate depreciation) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the ÊºEarnings from equity interestsÊº line on the consolidated statements of income. (B) Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) non-cash revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of li idit Q2 2020 | SUPPLEMENTAL INFORMATION 5

MEDICALPROPERTIESTRUST.COM FINANCIAL INFORMATION DEBT SUMMARY (As of June 30, 2020) ($ amounts in thousands) Debt Instrument Rate Type Rate Balance 2021 Credit Facility Revolver Variable - $ - 2022 Term Loan Variable 1.680% 200,000 4.000% Notes Due 2022 (€500M) (B) Fixed 4.000% 561,700 2.550% Notes Due 2023 (£400M) (B) Fixed 2.550% 496,040 2024 AUD Term Loan (AUD$1.2B)(B) Fixed 2.450% 828,360 6.375% Notes Due 2024 Fixed 6.375% 500,000 5.500% Notes Due 2024 Fixed 5.500% 300,000 3.325% Notes Due 2025 (€500M) (B) Fixed 3.325% 561,700 2025 GBP Term Loan (£700M) (B) Fixed 1.949% 868,070 5.250% Notes Due 2026 Fixed 5.250% 500,000 5.000% Notes Due 2027 Fixed 5.000% 1,400,000 3.692% Notes Due 2028 (£600M) (B) Fixed 3.692% 744,060 4.625% Notes Due 2029 Fixed 4.625% 900,000 $ 7,859,930 Debt issuance costs and discount (64,040) Weighted average rate 3.920% $ 7,795,890 (A) We have a $1.3 billion unsecured revolving credit facility which matures in February 2021 and can be extended for an additional 12 months at our optio (B) Non-USD denominated debt converted to U.S. dollars at June 30, 2020. (C) We entered into an interest rate swap transaction, effective July 3, 2019, to fix the interest rate to 2.450% for the duration of the loan. (D) We entered into an interest rate swap transaction, effective March 6, 2020, to fix the interest rate to 1.949% for the duration of the loan. Rate Type as Percentage of Total Debt Fixed 97.5% Variable 2.5% (C) (D) (A) Q2 2020 | SUPPLEMENTAL INFORMATION 6

MEDICALPROPERTIESTRUST.COM FINANCIAL INFORMATION DEBT MATURITY SCHEDULE ($ amounts in thousands) Debt Instrument 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2021 Credit Facility Revolver $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 2022 Term Loan - - 2 00,000 - - - - - - - 4.000% Notes Due 2022 (€500M) (A) - - 5 61,700 - - - - - - - 2.550% Notes Due 2023 (£400M) (A) - - - 496,040 - - - - - - 2024 AUD Term Loan (AUD$1.2B)(A) - - - - 828,360 - - - - - 6.375% Notes Due 2024 - - - - 500,000 - - - - - 5.500% Notes Due 2024 - - - - 300,000 - - - - - 3.325% Notes Due 2025 (€500M) (A) - - - - - 561,700 - - - - 2025 GBP Term Loan (£700M) (A) - - - - - 868,070 - - - - 5.250% Notes Due 2026 - - - - - - 500,000 - - - 5.000% Notes Due 2027 - - - - - - - 1,400,000 - - 3.692% Notes Due 2028 (£600M) (A) - - - - - - - - 744,060 - 4.625% Notes Due 2029 - - - - - - - - - 900,000 $ - $ - $ 7 61,700 $ 496,040 $ 1,628,360 $ 1,429,770 $ 500,000 $ 1,400,000 $ 744,060 $ 900,000 (A) Non-USD denominated debt converted to U.S. dollars at June 30, 2020. $- $- $761,700 $496,040 $1,628,360 $1,429,770 $500,000 $1,400,000 $744,060 $900,000 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2022 Term Loan 4.000% Notes Due 2022 2.550% Notes Due 2023 2024 AUD Term Loan 6.375% Notes Due 2024 5.500% Notes Due 2024 3.325% Notes Due 2025 2025 GBP Term Loan 5.250% Notes Due 2026 5.000% Notes Due 2027 3.692% Notes Due 2028 4.625% Notes Due 2029 $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $- $1,400,000 $1,600,000 $1,800,000 $200,000 Q2 2020 | SUPPLEMENTAL INFORMATION 7

MEDICALPROPERTIESTRUST.COM FINANCIAL INFORMATION PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA (Unaudited) (Amounts in thousands) For the Three Months Ended June 30, 2020 Net income attributable to MPT common stockholders $ 109,468 Pro forma adjustments for acquisitions and other (A) 23,596 Pro forma net income $ 133,064 Add back: Interest (B) 79,158 Depreciation and amortization (B) 70,835 Share-based compensation 12,192 Loss on sale of real estate 3,101 Write-off of straight-line rent and other, net of tax 19,241 Non-cash fair value adjustments (3,590) Income tax (B) 5,517 2Q 2020 Pro forma adjusted EBITDA $ 319,518 Annualization $ 1,278,072 Total debt $ 7,795,890 Pro forma changes to net debt after June 30, 2020 (A) 108,836 Pro forma net debt $ 7,904,726 Pro forma net debt / annualized adjusted EBITDA 6.2x Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude share-based compensation, gains or losses on real estate and other dispositions, debt refinancing or similar charges, and impairment or other non-cash charges to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable f i d t i d (B) Includes our share of interest, real estate depreciation and income tax expense from unconsolidated joint ventures. (A) Reflects a commitment to acquire a facility in the United States and a facility in Germany, along with transactions completed early in Q3 and a full quarter impact of our mid-Q2 2020 investments, building improvements and disposals, as well as an amended lease with a higher GAAP lease rate on the recent United Kingdom acquisition. Q2 2020 | SUPPLEMENTAL INFORMATION 8

MEDICALPROPERTIESTRUST.COM PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) ($ amounts in thousands) Years of Maturities (B) Total Properties (C) Base Rent/Interest (D) Percentage of Total Base Rent/Interest 2020 - $ - - 2021 2 3,444 0.3% 2022 19 87,761 7.8% 2023 4 13,748 1.2% 2024 2 5,516 0.5% 2025 7 21,943 2.0% 2026 2 8,850 0.8% 2027 1 3,183 0.3% 2028 4 5,591 0.5% 2029 12 44,364 4.0% 2030 6 4,543 0.4% Thereafter 302 9 22,906 82.2% 361 ### $ 1,121,849 100.0% (A) (B) (C) (D) Reflects all properties, including those that are part of joint ventures, except vacant properties representing approximately 1% of total pro forma gross assets, and two facilities that are under development. Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements. Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues). Schedule includes leases and mortgage loans. - 0.3% 7.8% 1.2% 0.5% 2.0% 0.8% 0.3% 0.5% 4.0% 0.4% 82.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Percentage of Total Base Q2 2020 | SUPPLEMENTAL INFORMATION 9

MEDICALPROPERTIESTRUST.COM PORTFOLIO INFORMATION TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY ASSET TYPE (June 30, 2020) ($ amounts in thousands) Asset Types Total Gross Assets Percentage of Total Gross Assets 2020 Revenue Percentage of 2020 Revenue General Acute Care Hospitals $ 14,282,723 82.7% $ 538,040 84.5% Inpatient Rehabilitation Hospitals 1,930,442 11.2% 81,295 12.8% Long-Term Acute Care Hospitals 348,589 2.0% 17,129 2.7% Other 716,118 4.1% - - Total $ 17,277,872 100.0% $ 636,464 100.0% Domestic Pro Forma Gross Assets by Asset Type Total Pro Forma Gross Assets by Asset Type (A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated July 30, 2020 for reconciliation of total assets to pro forma total gross assets at June 30, 2020. (B) Includes revenue from properties owned through joint venture arrangements. Domestic Actual Revenue by Asset Type Total Actual Revenue by Asset Type Pro Forma Actual 85% 6% 3% 6% General Acute Care Hospitals Inpatient Rehabilitation Hospitals Long-Term Acute Care Hospitals Other 88% 8% 4% 83% 11% 2% 4% General Acute Care Hospitals Inpatient Rehabilitation Hospitals Long-Term Acute Care Hospitals Other 84% 13% 3% (A) (B) Q2 2020 | SUPPLEMENTAL INFORMATION 10

MEDICALPROPERTIESTRUST.COM PORTFOLIO INFORMATION TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY OPERATOR (June 30, 2020) ($ amounts in thousands) Operators Total Gross Assets Percentage of Total Gross Assets 2020 Revenue Percentage of 2020 Revenue Steward Health Care Massachusetts market $ 1 ,491,782 8.6% $ 69,631 10.9% Utah market 1 ,251,383 7.2% 43,767 6.9% Texas/Arkansas/Louisiana market 7 56,678 4.4% 37,121 5.8% Arizona market 3 32,239 1.9% 16,529 2.6% Ohio/Pennsylvania market 1 51,783 0.9% 5,125 0.8% Florida market 2 21,191 1.3% 7,607 1.2% Circle Health 2 ,135,865 12.4% 68,030 10.7% Prospect Medical Holdings 1 ,577,552 9.1% 76,500 12.0% Prime Healthcare 1 ,445,557 8.4% 64,381 10.1% LifePoint Health 1 ,202,435 7.0% 53,198 8.4% 40 operators 5 ,995,289 34.7% 194,575 30.6% Other 7 16,118 4.1% - - Total $ 1 7,277,872 100.0% $ 636,464 100.0% (A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated July 30, 2020 for reconciliation of total assets to pro forma total gross assets at June 30, 2020. (B) Includes revenue from properties owned through joint venture arrangements. Note: Our largest facility accounts for approximately 3% of total pro forma gross assets. Total Pro Forma Gross Assets by Operator Total Actual Revenue by Operator Pro Forma Actual 24% 13% 9% 8% 7% 35% 4% Steward Health Care Circle Health Prospect Medical Holdings Prime Healthcare LifePoint Health 40 operators Other 28% 11% 10% 12% 8% 31% (A) (B) Q2 2020 | SUPPLEMENTAL INFORMATION 11

MEDICALPROPERTIESTRUST.COM TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY U.S. STATE AND COUNTRY (June 30, 2020) ($ amounts in thousands) U.S. States and Other Countries Total Gross Assets Percentage of Total Gross Assets 2020 Revenue Percentage of 2020 Revenue California $ 1,650,520 9.5% $ 70,339 11.1% Texas 1,622,600 9.4% 48,674 7.7% Massachusetts 1,497,182 8.7% 69,946 11.0% Utah 1,286,423 7.4% 45,705 7.2% Pennsylvania 858,853 5.0% 38,606 6.1% 29 Other States 4,007,474 23.2% 187,453 29.3% Other 623,716 3.6% - - United States $ 11,546,768 66.8% $ 460,723 72.4% United Kingdom $ 2,570,106 14.9% $ 80,891 12.7% Germany 1,225,378 7.1% 47,445 7.5% Australia 898,328 5.2% 26,708 4.2% Switzerland 611,796 3.5% 12,034 1.9% Spain 202,042 1.2% 3,928 0.6% Other Countries 131,052 0.8% 4,735 0.7% Other 92,402 0.5% - - International $ 5,731,104 33.2% $ 175,741 27.6% Total $ 17,277,872 100.0% $ 636,464 100.0% (A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated July 30, 2020 for reconciliation of total asset to pro forma total gross assets at June 30, 2020. (B) Includes revenue from properties owned through joint venture arrangements. PORTFOLIO INFORMATION Pro Forma Actual 67% 15% 7% 5% 4% 1% <1% <1% United States United Kingdom Germany Australia Switzerland Spain Other Countries Other Pro Forma Gross Assets by U.S. State 72% 13% 8% 4% 2% <1% <1% 10% 9% 9% 5% 7% 23% 4% California Texas Massachusetts Utah Pennsylvania 29 Other States Other 11% 8% 11% 6% 7% 29% Actual Revenue by U.S. State TotalPro FormaGross Assets by Country Total Actual Revenue by Country (A) (B) Q2 2020 | SUPPLEMENTAL INFORMATION 12

MEDICALPROPERTIESTRUST.COM PORTFOLIO INFORMATION SAME STORE EBITDARM(A) RENT COVERAGE YOY and Sequential Quarter Comparisons by Property Type Stratification of Portfolio EBITDARM Rent Coverage EBITDARM Rent Coverage TTM Investment (in thousands) No. of Facilities Percentage of Investment Greater than or equal to 4.50x $ 3 2,862 2 0.4% 3.00x—4.49x $ 1 22,190 2 1.7% 1.50x—2.99x $ 8 7,281 6 1.2% Less than 1.50x $ 8 ,487 2 0.1% Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.5x $ 7 ,128,687 175 96.6% General Acute Care Hospitals Master Leased, Cross- Defaulted and/or with Parent Guaranty: 2.6x $ 5 ,349,256 67 72.5% Inpatient Rehabilitation Facilities Master Leased, Cross- Defaulted and/or with Parent Guaranty: 2.2x $ 1 ,543,091 95 20.9% Long-Term Acute Care Hospitals Master Leased, Cross- Defaulted and/or with Parent Guaranty: 1.8x $ 2 36,340 13 3.2% Notes: Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included. All data presented is on a trailing twelve month basis. (A) EBITDARM adjusted for non-recurring items. 3.0x 2.0x 1.5x 2.7x 2.7x 2.2x 1.8x 2.5x 2.9x 2.2x 1.8x 2.7x 2.7x 2.2x 1.8x 2.5x 0.00x 1.00x 2.00x 3.00x 4.00x 5.00x General Acute Care Hospitals Inpatient Rehabilitation Facilities Long-Term Acute Care Hospitals Total Portfolio Q1 2019 (YoY) Q1 2020 (YoY) Q4 2019 (QoQ) Q1 2020 (QoQ) 0.4% 1.7% 1.2%0.1% 72.5% 20.9% 3.2% Greater than or equal to 4.50x 3.00x—4.49x 1.50x—2.99x Less than 1.50x General Acute Master Lease, Cross-Default or Parent Guaranty Rehab Master Lease, Cross-Default or Parent Guaranty LTACH Master Lease, Cross-Default or Parent Guaranty Q2 2020 | SUPPLEMENTAL INFORMATION 13

MEDICALPROPERTIESTRUST.COM SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS FOR THE SIX MONTHS ENDED JUNE 30, 2020 (Amounts in thousands) Operator Location Investment (A) Rent Commencement Date Acquisition/ Development Circle Health United Kingdom $ 1,973,272 1/8/2020 Acquisition Surgery Partners Idaho 108,856 1/21/2020 Development JV—Investment N/A 205,000 5/13/2020 Acquisition Circle Health United Kingdom 43,759 6/29/2020 Development Circle Health Rehabilitation United Kingdom 18,428 6/29/2020 Development $ 2,349,315 SUMMARY OF CURRENT INVESTMENT COMMITMENTS (Amounts in thousands) Operator Location Commitment Acquisition/ Development Steward Utah $ 200,000 Acquisition MEDIAN Germany 14,042 Acquisition Prime Healthcare California 300,000 Acquisition $ 514,042 SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF JUNE 30, 2020 (Amounts in thousands) Operator Location Commitment Costs Incurred as of 6/30/2020 Estimated Rent Commencement Date NeuroPsychiatric Hospitals Texas $ 27,500 $ 16,586 Q4 2020 Ernest California 47,929 11,088 Q4 2021 $ 75,429 $ 27,674 (A) Excludes transaction costs, including real estate transfer and other taxes and accounts for the exchange rate as of the acquisition date. (B) Represents £35.3 million investment converted to USD at June 30, 2020. (C) Represents £14.9 million investment converted to USD at June 30, 2020. (D) Incremental investment to acquire the fee simple interest of two facilities previously subject to a mortgage loan investment from MPT. (E) Represents €12.5 million commitment converted to USD as of June 30, 2020. PORTFOLIO INFORMATION (A) (B) (C) (D) (E) Q2 2020 | SUPPLEMENTAL INFORMATION 14

MEDICALPROPERTIESTRUST.COM MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES Consolidated Statements of Income (Unaudited) (Amounts in thousands, except per share data) June 30, 2020 June 30, 2019 June 30, 2020 June 30, 2019 REVENUES Rent billed $ 173,557 $ 110,882 $ 345,324 $ 219,480 Straight-line rent 21,151 25,136 52,572 45,787 Income from financing leases 52,489 17,386 104,925 34,666 Interest and other income 44,645 39,145 83,153 73,070 Total revenues 291,842 192,549 585,974 373,003 EXPENSES Interest 80,376 52,326 161,275 102,877 Real estate depreciation and amortization 61,463 33,976 122,384 67,328 Property-related 9,985 8,290 15,557 11,356 General and administrative 32,018 22,272 65,403 45,723 Total expenses 183,842 116,864 364,619 227,284 OTHER INCOME (EXPENSE) Loss on sale of real estate (3,101) (147) (1,776) (147) Real estate impairment charges — (19,006)—Earnings from equity interests 5,291 4,441 9 ,370 8 ,161 Unutilized financing fees—(914) (611) (914) Other (including mark-to-market adjustments on equity securities) 4,291 581 (9,684) 785 Total other income (expense) 6,481 3,961 (21,707) 7 ,885 Income before income tax 1 14,481 79,646 1 99,648 1 53,604 Income tax (expense) benefit (4,829) 274 (8,839) 2 ,607 Net income 109,652 79,920 190,809 156,211 Net income attributable to non-controlling interests (184) (482) (349) (951) Net income attributable to MPT common stockholders $ 109,468 $ 79,438 $ 190,460 $ 155,260 EARNINGS PER COMMON SHARE—BASIC AND DILUTED Net income attributable to MPT common stockholders $ 0.21 $ 0.20 $ 0 .36 $ 0 .40 WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC 527,781 394,574 524,428 387,563 WEIGHTED AVERAGE SHARES OUTSTANDING—DILUTED 528,880 395,692 525,530 388,683 $—$—DIVIDENDS DECLARED PER COMMON SHARE $ 0.27 $ 0.25 $ 0 .54 $ 0 .50 For the Three Months Ended FINANCIAL STATEMENTS For the Six Months Ended Q2 2020 | SUPPLEMENTAL INFORMATION 15

MEDICALPROPERTIESTRUST.COM MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES Consolidated Balance Sheets (Amounts in thousands, except per share data) June 30, 2020 December 31, 2019 (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 9,990,860 $ 8,102,754 Investment in financing leases 2,078,209 2 ,060,302 Mortgage loans 1,339,258 1,275,022 Gross investment in real estate assets 13,408,327 11,438,078 Accumulated depreciation and amortization (684,444) (570,042) Net investment in real estate assets 12,723,883 10,868,036 Cash and cash equivalents 374,962 1 ,462,286 Interest and rent receivables 41,321 3 1,357 Straight-line rent receivables 377,999 3 34,231 Equity investments 841,098 9 26,990 Other loans 792,011 5 44,832 Other assets 296,796 2 99,599 Total Assets $ 15,448,070 $ 14,467,331 LIABILITIES AND EQUITY Liabilities Debt, net $ 7,795,890 $ 7,023,679 Accounts payable and accrued expenses 443,453 2 91,489 Deferred revenue 18,638 1 6,098 Obligations to tenants and other lease liabilities 122,812 1 07,911 Total Liabilities 8,380,793 7 ,439,177 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding — Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding—528,641 shares at June 30, 2020 and 517,522 shares at December 31, 2019 529 518 Additional paid-in capital 7,200,203 7,008,199 Retained (deficit) earnings (19,771) 8 3,012 Accumulated other comprehensive loss (113,013) (62,905) Treasury shares, at cost (777) (777) Total Medical Properties Trust, Inc. Stockholders’ Equity 7,067,171 7,028,047 Non-controlling interests 106 107 Total Equity 7,067,277 7 ,028,154 Total Liabilities and Equity $ 15,448,070 $ 14,467,331 (A) Financials have been derived from the prior year audited financial statements. FINANCIAL STATEMENTS Q2 2020 | SUPPLEMENTAL INFORMATION 16

MEDICALPROPERTIESTRUST.COM FINANCIAL STATEMENTS UNCONSOLIDATED JOINT VENTURE INVESTMENTS (As of and for the three months ended June 30, 2020) (Unaudited) ($ amounts in thousands) Real Estate Joint Venture Details Total revenues $ 55,467 Expenses: Interest 15,352 Real estate depreciation and amortization 22,145 General and administrative 1,265 Other 2,056 Income taxes 2,518 Total expenses 43,336 Net income $ 12,131 Total Assets $ 3,982,432 Debt, (third party) $ 1,296,402 Shareholder loans 677,438 Other liabilities 387,423 Total Liabilities $ 2,361,263 Debt to EBITDA (annualized) 6.2x Debt to Total Assets 32.6% Joint Venture Impact Income Statement Impact to MPT Amounts Real estate joint venture income(1) $ 5 ,291 Earnings from equity interests Management fee revenue $ 1 40 Interest and other income Shareholder loan interest revenue $ 4 ,215 Interest and other income Balance Sheet Impact to MPT Amounts Real estate joint venture investments $ 6 20,794 Equity investments Other joint venture investments 2 20,304 Equity investments Total joint venture investments $ 8 41,098 Shareholder loans $ 3 36,693 Other loans (1) Includes $1.6 million of straight-line rent revenue and $10.2 million of depreciation and amortization expense. Financial Statement Location Financial Statement Location Income Statement Balance Sheet Information Leverage Metrics (Third-party debt only) Q2 2020 | SUPPLEMENTAL INFORMATION 17

At the Very Heart of Healthcare.® 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Drew Babin, Senior Managing Director of Corporate Communications (646) 884-9809 or dbabin@medicalpropertiestrust.com or Tim Berryman, Managing Director of Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com